UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2025

Complete Solaria, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40117	93-2279786
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

45700 Northport Loop East, Fremont, CA	94538
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 270-2507

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SPWR	The Nasdaq Global Market

Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	SPWRW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02.	Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Daniel Foley Resignation

On July 22, 2025, Daniel Foley resigned from his position as Chief Financial Officer of Complete Solaria, Inc. (the “Company”).

Appointment of Interim Chief Financial Officer and Principal Financial Officer

The Company appointed Jeanne Nguyen as the Company’s interim Chief Financial Officer and as the Company’s Principal Financial Officer, effective July 22, 2025.

Ms. Nguyen, age 46, has served as the Company’s Corporate Controller since the closing of the Company’s SunPower acquisition on September 30, 2024.

Ms. Nguyen brings over 23 years of accounting and finance experience to the Company. Before joining the Company, Ms. Nguyen served as Corporate Controller of SunPower Corporation from December 2023 until the closing of the Company’s SunPower acquisition in September 2024. Prior to that, Ms. Nguyen served as Corporate Controller of Convoy Inc. from September 2016 until October 2023. Prior to joining Convoy Inc., Ms. Nguyen was as senior manager in the Assurance services practice at PricewaterhouseCoopers from July 2011 to March 2016. Ms. Nguyen is a certified public accountant and holds a BA in Business Administration from the University of Washington.

No arrangement or understanding exists between Ms. Nguyen and any other person pursuant to which Ms. Nguyen was selected to serve as the Company’s interim Chef Financial Officer and its Principal Financial Officer.

There are no family relationships between Ms. Nguyen and any director or executive officer of the Company that would be required to be disclosed pursuant to Item 401(d) of Regulation S-K, and there are no transactions involving Ms. Nguyen that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Complete Solaria, Inc.
Dated: July 28, 2025
	By:	/s/ Thurman J. Rodgers
Thurman J. Rodgers
Chief Executive Officer

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